July 2015 – RBC Dallas Investor Meeting RBC Dallas Investor Meeting July 2015

July 2015 – RBC Dallas Investor Meeting 1 This presentation contains forward-looking statements and information. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us, our subsidiaries or our affiliates, are also forward-looking statements. These forward-looking statements involve external risks and uncertainties, including, but not limited to, those described under the section entitled “Risk Factors” included in our 2014 Annual Report on Form 10-K (as updated by our Quarterly Reports on Form 10-Q). Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team. All forward-looking statements in this presentation and in any other written or oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties include, among others: • the volatility of natural gas, crude oil and NGL prices and the price and demand of products derived from these commodities, particularly in the depressed energy price environment that began in the second half of 2014, which has the potential for further deterioration and may result in a material reduction in exploration, development and production; • competitive conditions in our industry and the extent and success of producers increasing production or replacing declining production and our success in obtaining new sources of supply; • industry conditions and supply of pipelines, processing and fractionation capacity relative to available natural gas from producers; • our dependence upon a relatively limited number of customers for a significant portion of our revenues; • actions taken or inactions or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; • our ability to effectively recover NGLs at a rate equal to or greater than our contracted rates with customers; • our ability to produce and market NGLs at the anticipated differential to NGL index pricing; • our access to markets enabling us to match pricing indices for purchases and sales of natural gas and NGLs; • our ability to complete projects within budget and on schedule, including but not limited to, timely receipt of necessary government approvals and permits, our ability to control the costs of construction and other factors that may impact projects; • our ability to consummate acquisitions, successfully integrate the acquired businesses and realize anticipated cost savings and other synergies from any acquisitions, including with respect to our acquisition of certain gathering and processing assets from TexStar Midstream Services, LP in August 2014 and other assets acquired in May 2015; • our ability to manage over time changing exposure to commodity price risk; • the effectiveness of our hedging activities or our decisions not to undertake hedging activities; • our access to financing and ability to remain in compliance with our financing covenants, and the potential for lack of access to debt capital markets if the depressed energy price environment that began in the second half of 2014 continues; • our ability to generate sufficient operating cash flow to fund our quarterly distributions; • changes in general economic conditions; • the effects of downtime associated with our assets or the assets of third parties interconnected with our systems; • operating hazards, fires, natural disasters, weather-related delays, casualty losses and other matters beyond our control; • the failure of our processing and fractionation plants to perform as expected, including outages for unscheduled maintenance or repair; • the effects of laws and governmental regulations and policies; • the effects of existing and future litigation; and • other financial, operational and legal risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. Developments in any of these areas could cause actual results to differ materially from those anticipated or projected, affect our ability to maintain distribution levels and/or access necessary financial markets or cause a significant reduction in the market price of our common units. The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not, in fact, occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law. Cautionary Statements

July 2015 – RBC Dallas Investor Meeting 2 Southcross Fact Sheet Southcross Energy Partners, L.P. (“Southcross”) is a master limited partnership that provides natural gas gathering, processing, treating, compression and transportation services and NGL fractionation and transportation services. It also sources, purchases, transports and sells natural gas and NGLs. Its assets are located in South Texas, Mississippi and Alabama and include four gas processing plants, two fractionation plants and approximately 3,100 miles of pipeline. The South Texas assets are located in or near the Eagle Ford Shale region. Southcross is headquartered in Dallas, Texas. NYSE Ticker Total Units Unit Price Market Capitalization SXE 55.9 million units(1) $12.26(2) $685 million(2) $510 million Debt at March 31, 2015 Quarterly Distribution $0.40 per unit ($1.60 per unit on an annualized basis) Current Yield 13.1%(2) (1) Includes 15.4 million Class B convertible units and 12.2 million subordinated units; excludes GP units (2) As of July 14, 2015

July 2015 – RBC Dallas Investor Meeting 3 39% LP Interest 2% GP Interest 61% LP Interest 100% Interest Partnership Structure Public Southcross Energy Partners GP, LLC Southcross Energy Partners, L.P. (NYSE: SXE) Southcross Holdings LP (“Holdings”) Common Preferred

July 2015 – RBC Dallas Investor Meeting 4 Newly Appointed Management Joel D. Moxley – Senior Vice President and Chief Commercial Officer In this newly created role, Joel will lead and enhance the coordination and focus of Southcross’ existing commercial team, including contracting, marketing, scheduling and customer relations for both natural gas and natural gas liquids, as well as business development. Joel joins Southcross having previously served as Senior Vice President of Operations Services for the Crestwood companies, where he expanded commercial efforts and supported numerous acquisitions. Prior to this, Joel was Senior Vice President of Crosstex Energy, L.P. with responsibility for the commercial activities of Crosstex’s South Louisiana gas processing and NGL fractionation assets as well as the marketing of NGLs for Crosstex companywide. Joel’s experience also includes midstream leadership roles at Enterprise, El Paso Corporation, PG&E Corporation, Valero Energy Corporation and Occidental Petroleum. He received a Bachelor of Science degree in Chemical Engineering from Rice University. Bret M. Allan – Senior Vice President and Chief Financial Officer Bret brings nearly twenty years of energy and finance experience to Southcross, having most recently served as Vice President, Finance and Treasurer of Energy Transfer Partners, L.P. Bret spent the majority of the last five years at Regency Energy Partners LP, a midstream master limited partnership that was acquired by Energy Transfer in January 2015. While at Regency, Bret helped lead numerous capital raising transactions and supported numerous acquisitions and recapitalizations. Prior to Regency, he held various managerial positions at Energy Future Holdings and its predecessor company, TXU Corporation, including positions in strategic planning, financial analysis and risk. Bret holds a Master’s degree in business administration with a concentration in finance from the University of Chicago Graduate School of Business and a Bachelor’s degree in economics from the University of California at Berkeley.

July 2015 – RBC Dallas Investor Meeting 5 Significant scale of pipeline and processing assets Operating flexibility through interconnected system Extensive footprint in the prolific Eagle Ford and Gulf Coast area Blue chip, active producer customer base Premier Strategic Platform in the Eagle Ford Fully Integrated Midstream Platform Wellhead Gathering and Compression Gas Processing and Treating Plants Y-Grade Fractionation Facilities Natural Gas End Users Transportation Lines / Storage NGL End Users NGL & Residue Marketing Full spectrum of services creates competitive and economic advantages Integrated fractionation assets are a significant differentiator Premium and growing markets for gas, NGLs and condensate Corpus Christi region is growing rapidly and serving new export markets Multiple Drivers of Growth Utilization of existing capacity Organic growth projects Drop-downs Acquisitions The Southcross Advantage

July 2015 – RBC Dallas Investor Meeting 6 Core Values Safety Customer Service Integrity Teamwork Accountability

Premier Strategic Footprint

SOUTHCROSS ENERGY

South Texas Assets	Holdings	SXE
Pipeline (miles)	559	3,126
Gas Processing Capacity (MMcf/d)	-	685
Fractionation Capacity (MBbls/d)	63	27



Conroe
Houston
San Antonio
Lone Star
Woodsboro
Bonnie View
Gregory
Robstown
Corpus Christi
Holdings
SXE
Sour Gas Treating Facility
Fractionator
Processing Plant

July 2015 – RBC Dallas Investor Meeting

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July 2015 – RBC Dallas Investor Meeting Strategic End-use Market Position in Mississippi and Alabama 8 Mississippi System  626 mile intrastate pipeline system  End-use driven business with 85% of gas sold to on-system end-users and only 15% sold to other pipelines  High quality end-user customer base including: – SMEPA – Georgia Pacific – CF Industries Alabama System  519-mile intrastate pipeline system  Gas supply primarily from low-decline coal bed methane under life of lease transportation agreements, fortified by interconnections with long-line pipelines  Long-term gas sales contract with Alagasco Overview  Largest intrastate pipeline in each state  Provides consistent cash flow  Periodic growth opportunities to expand in the region ($ in millions) Vicksburg Jackson MISSISSIPPI Fayette Tuscaloosa ALABAMA Hattiesburg

July 2015 – RBC Dallas Investor Meeting $47 $50 $50 $52 $54 $54 $55 $56 $58 $59 $63 $63 $66 $67 $67 $67 $68 $69 $73 $45 $50 $55 $60 $65 $70 $75 9 Source: Credit Suisse, July 9, 2015 Note: Breakeven oil price defined as 15% after-tax IRR; natural gas price held constant at $3.00/Mcf Eagle Ford Shale Economic Advantage Core Eagle Ford remains one of the country’s most economic plays Breakeven Oil Prices ($/Bbl) 12 Month WTI Strip (07/10/15)

July 2015 – RBC Dallas Investor Meeting 10 An additional 1,800 permits have been filed within five miles of the Southcross South Texas pipelines since January 2015 Well Positioned for Eagle Ford Activity Permits 2012-2014

July 2015 – RBC Dallas Investor Meeting 11 Eagle Ford has significant opportunity for growth in production (1) Source: IHS and RBC Capital Markets estimates, June 2015 Eagle Ford Shale Growth Potential 0 1 2 3 4 5 6 7 8 0 200 400 600 800 1000 1200 1400 1600 1800 2000 4Q11 4Q12 4Q13 4Q14 1Q15 M o n th s W e lls B a c k lo g Permian Basin Backlog Williston Basin Backlog Eagleford Shale Backlog Eagleford Shale Months of Inventory Large Inventory of Wells Drilled But Not Yet Completed(1)

Full Spectrum of Services


Transportation Lines / Storage
Natural Gas End Users
NGL End Users
Wellhead
Gathering and Compression
Gas Processing Plants
Y-Grade
Fractionation Facilities
NGL & Residue Marketing
Approximate Midstream Margin Stream
20%
30%
5%
35%
10%
~50% of Margin Stream from Fractionation and NGL Marketing

Southcross participates across the midstream margin stream

July 2015 – RBC Dallas Investor Meeting 12

July 2015 – RBC Dallas Investor Meeting 13 Commodity Exposure 23% Blue Chip Customer Base Minimum volume commitments, acreage dedications and captive volumes provide a solid and growing base of gas supply(1) (1) Data from processed gas volumes for Q1 2015

Significant Market Access

Access to Multiple Gas Markets

- Interconnects to every interstate pipeline in the region
- Local markets, including direct connections to industrial and generation markets, provide improved downstream margins
- Export opportunities



12% Pipelines
88% Direct End-use Markets

Q1 2015 residue gas sales

Access to Multiple NGL Markets

- Advantaged footprint in expanding Gulf Coast petrochemical infrastructure and NGL markets
- End-use NGL markets provide attractive pricing and market outlets
- New NGL export terminals near Corpus Christi
- Expanding ethane cracking capacity



Southcross Plants
Markets
LNG Facility
NGL Export
VICTORIA
GOLIAD
LIVE OAK
BEE
REFUGIO
ARANSAS
Trafigura Export
Active
Woodsboro
Bonnie View
Gregory
NET Midstream
2.3 Bcf/d Mexico pipeline
Robstown
Corpus Christi
NUECES
Oxy Export
Approved
Martin Export
Active
Cheniere LNG
2.3 Bcf/d facility

July 2015 – RBC Dallas Investor Meeting

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July 2015 – RBC Dallas Investor Meeting 15 Refining Projects  Valero upgrading 325kb/d Corpus Christi refinery  Flint Hills is currently reconfiguring its 230kb/d Corpus Christi West Refinery  Martin Midstream, Magellan Midstream and Trafigura constructing condensate splitters at facilities in Corpus Christi Lyondell / Equistar Ethylene Capacity Expansion  Lyondell to add 800 million lbs/year of ethylene capacity at Corpus Christi plant by 2016  20,000 Bbl/d of estimated increase in ethane demand by 2016 Cheniere Corpus Christi LNG Project  Began construction of trains 1 & 2 with 1.2 Bcf/d capacity in May 2015; start-up expected in late 2018  Trains 1 & 2 fully contracted under 20 year take-or-pay commercial agreements; train 3 partially contracted  Chenier building 48″ and 42″ parallel supply headers that will connect to Southcross and interstate/intrastate pipelines in area Trafigura / Buckeye Texas Hub  Buckeye Partners LP completed the $860 million acquisition of 80% of Corpus Christi midstream business from Trafigura including the Corpus deep-water marine terminal and rail facility  New 50,000 bbl/d condensate splitter and 2.7 MMBbls/d of additional LPG storage capacity expected to be in service by Q3 2015 Mexico Export Opportunities  NET Midstream Pipeline to Mexico: 120-mile, 42″ and 48″ natural gas pipeline with up to 3.0 Bcf/d of capacity is now operational; NET has a long-term firm gas transportation agreement with MexGas Supply Ltd., a subsidiary of Pemex  CFE Colombia - Escobedo Pipeline to Mexico: 155-mile, 42″ natural gas pipeline with up to 2.6 Bcf/d of capacity to begin commercial operation in 2017; will transport natural gas from Webb County to Mexico OxyChem Corpus Christi Development  OxyChem and MexiChem are currently constructing a 1.2 billion lbs / year ethylene cracker expected to go into service during 2017 (34,000 Bbl/d ethane demand) Lower Gulf Coast & South Texas Projects Fuel Growth

July 2015 – RBC Dallas Investor Meeting 16 Significant Potential Growth Achievable From Existing Capacity Significant available processing capacity presents cash flow growth opportunity (1) Assumed margin of $0.50 to $1.00 per mcf/d 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 M M cf /d Fifth largest Eagle Ford gas processor by processing capacity 431 MMcf/d 436 MMcf/d 685 MMcf/d 332 MMcf/d August 2014 (Date of Combination) Q4 2014 Q1 2015 Adding 200 MMcf/d of gas represents approximately $36 million to $73 million of additional potential annual margin(1) Southcross Processing Capacity

July 2015 – RBC Dallas Investor Meeting 17 Overview  Southcross Holdings LP’s two-train 63,000 Bbl/d Robstown fractionator located near Corpus Christi  Train B began fractionating Y-grade in March 2015 – Currently operating at 32,000 Bbl/d  Train A currently in the commissioning phase ‒ Remains on target to be operational by August 2015  Provides significant reliability and efficiency to Southcross  Delivers purity NGL products to:  Equistar’s Corpus Christi Olefins facility  Corpus Christi refineries  Trafigura’s Corpus Christi export terminal Robstown Fractionator

July 2015 – RBC Dallas Investor Meeting 18 90 MBbls/d Fully Utilize Existing Capacity Significant available fractionation capacity to accommodate a new processing plant (1) Woodsboro and Gregory processing plants operating at ethane rejection levels. 0 10 20 30 40 50 60 70 80 90 100 MB b ls /d 41 MBbls/d(1) 64 MBbls/d 63 MBbls/d 27 MBbls/d SXE Y-grade Production at Full Processing Capacity SXE Y-Grade Production Q1 2015 Avg. Holdings Robstown Fractionation Capacity SXE Fractionation Capacity Fractionation Capacity Used as Processing Capacity is Filled Fractionation Capacity Available for Future Processing Plant

July 2015 – RBC Dallas Investor Meeting 19 Transaction Benefits Asset Summary  Valley Wells gathering system in La Salle County ‒ Services production from EP Energy ‒ Approximately 100 MMcf/d of sour gas treating capacity ‒ Already connected to Southcross’ rich gas system for transport and processing  Over 50,000 horsepower of compression assets serving both the Valley Wells and Lancaster gathering systems  NGL pipelines include a 60,000 Bbls/d Y-grade pipeline connecting Woodsboro processing facility to Robstown fractionator and a 20,000 Bbls/d propane pipeline from Bonnie View fractionator to the Corpus Christi area Drop-Down Transaction  On May 8, 2015, Southcross announced the acquisition of gathering, treating, compression and transportation assets from Southcross Holdings LP  Total consideration for the assets was $78 million, consisting of 4.5 million new Southcross common units and $15 million in cash  NGL pipelines under construction at the time of the drop- down announcement were completed on-time and below the $26 million budget  Acquired assets are expected to generate approximately $18 million in annualized adjusted EBITDA  Provides stable cash flows  Immediately accretive to DCF  Deleveraging to balance sheet  Enhanced leverage covenants and financial flexibility through credit amendment  Contributes to integrated system of assets  Addition of Valley Wells gathering and treating system expends service offerings and connects Southcross directly to customers at the wellhead Drop-Down Acquisition Summary May 2015

July 2015 – RBC Dallas Investor Meeting Compression Assets Valley Wells System New 6” and 10” NGL Pipelines Holdings SXE Drop-Down Assets Fractionator Processing Plant Gregory Bonnie View 20 Note: Compression icons are for illustrative purposes and not indicative of precise location. Drop-Down Assets Lone Star Robstown Woodsboro

July 2015 – RBC Dallas Investor Meeting 21 Corpus Christi Remaining Drop-Down Inventory Sour Gas Treating Facility Robstown Fractionator Robstown Fractionator Lancaster System  600 miles of sweet and sour gas gathering lines  100 MMcf/d sour gas treating facility; expandable to 300 MMcf/d  ~300,000 acres dedicated from 18 producers  63,000 Bbls/d NGL fractionation facility  Long-term purity product off- take agreements with blue chip customers and exporters under long term contracts  36-mile 12-inch pipeline  49-mile Y‐Grade pipeline with 70,000 Bbls/d capacity NGL Pipeline System

Executing on Growth

SOUTHCROSS ENERGY

Aug '14 — Nov '14 — Feb '15 — May '15 — Aug '15

TexStar Combination

Completed August 4, 2014

Eagle Ford Gathering Acquisition

Completed bolt-on acquisition of a natural gas gathering system in McMullen County, TX, located near Southcross' existing rich gas pipeline network

Robstown Train B

Began flowing Y-grade natural gas liquids to the first train of Holdings' fractionation facility

Reported >40% Volume Growth

Reported >40% growth in Q1 processed gas volumes since Aug 2014 TexStar combination (to 540,000 MMBtu/d)

First Drop-Down

Completed first drop-down from Holdings for gathering, treating, compression and transportation assets in the Eagle Ford for consideration of $78 million

NGL Pipelines

Completed 60,000 Bbls/d Y-grade pipeline connecting Woodsboro/ Bonnie View to Robstown; completed 20,000 Bbls/d propane pipeline from Bonnie View fractionator to Corpus Christi area for delivery to end-use customers

Robstown Train A

Commissioning begins on Robstown Train A and it remains on target to be operational by August 2015

July 2015 – RBC Dallas Investor Meeting 22

July 2015 – RBC Dallas Investor Meeting 23 Southcross Investment Merits Solid private equity sponsor support Experienced management team High-quality assets High percentage fixed-fee margins – 85% and increasing Attractive and identifiable growth opportunities Substantial drop-down inventory

July 2015 – RBC Dallas Investor Meeting 24 We report our financial results in accordance with accounting principles generally accepted in the United States, or GAAP. We also present the non-GAAP financial measures of Adjusted EBITDA, gross operating margin and distributable cash flow. We define Adjusted EBITDA as net income/loss, plus interest expense, income tax expense, depreciation and amortization expense, equity in losses of joint venture investments, certain non-cash charges (such as non-cash unit-based compensation, impairments, loss on extinguishment of debt and unrealized losses on derivative contracts), major litigation costs net of recoveries, transaction-related costs, revenue deferral adjustment, loss on sale of assets and selected charges that are unusual or non-recurring; less interest income, income tax benefit, unrealized gains on derivative contracts, equity in earnings of joint venture investments and selected gains that are unusual or non-recurring. Adjusted EBITDA should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. Adjusted EBITDA is used as a supplemental measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others, to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions; operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and the attractiveness of capital projects and acquisitions and the overall rates of return on investment opportunities. We define gross operating margin as the sum of revenues less the cost of natural gas and NGLs sold. For our fixed-fee contracts, we record the fee as revenue and there is no offsetting cost of natural gas and NGLs sold. For our fixed-spread and commodity-sensitive arrangements, we record as revenue all of our proceeds from the sale of the natural gas and NGLs and record as an expense the associated cost of natural gas and NGLs sold. We define distributable cash flow as Adjusted EBITDA, plus interest income and income tax benefit, less cash paid for interest (net of capitalized costs), income tax expense and maintenance capital expenditures. We use distributable cash flow to analyze our performance and liquidity. Distributable cash flow does not reflect changes in working capital balances. Distributable cash flow is used to assess the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions to our unit holders; and the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities. We believe that the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition, results of operations and cash flows from operations. Reconciliations of Adjusted EBITDA, gross operating margin and distributable cash flow to their most directly comparable GAAP measure are included in this press release. Our non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measure. Each of these non-GAAP financial measures has important limitations as an analytical tool because each excludes some but not all items that affect the most directly comparable GAAP financial measure. You should not consider any of Adjusted EBITDA, gross operating margin or distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA, gross operating margin and distributable cash flow may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Non-GAAP Financial Measures

July 2015 – RBC Dallas Investor Meeting 25 Reconciliation to Adjusted EBITDA (Dollars in Thousands) Reconciliation of net (loss) income to Adjusted EBITDA 12/31/2013 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015 Net (loss) income 674$ (1,289)$ (2,961)$ (24,778)$ (2,296)$ (10,751)$ Add (deduct): Depreciation and amortization 8,590 8,528 8,978 11,629 13,071 13,953 Interest expense 3,855 2,973 1,771 4,596 6,222 7,498 Loss on extinguishment of debt - - - 2,316 - - Unit-based compensation 542 529 1,082 609 711 824 Income tax (benefit) expense (19) 8 56 69 (81) 69 Unrealized (gain) loss (120) (32) 175 207 (330) 111 Revenue deferral adjustment - 1,182 444 444 444 754 Loss (gain) on sale of assets, net (25) - (45) - 73 218 Loss on asset disposal - 4 - 334 - - Major litigation costs, net of recoveries 517 273 630 488 513 453 Transaction-related costs - 303 4 10,506 (963) 301 Equity in losses of joint venture investments - - - 3,308 3,188 3,552 Impairment of assets - - - 1,556 - - Other, net 24 18 44 - 3 - Adjusted EBITDA 14,038$ 12,497$ 10,178$ 11,284$ 20,555$ 16,982$ Three Months Ended